                       Supplement dated November 17, 2000 to the Prospectus dated September 11, 2000

                                   ASAF Founders International Small Capitalization Fund

         Due to the  increases in the market  prices of small-cap  stocks in recent  years,  it has become  appropriate  to increase the market  capitalization  standard for the stocks in which the ASAF Founders  International Small Capitalization
Fund invests.  Accordingly,  the discussion of this Fund in the section of the prospectus entitled  "Risk/Return  Summary -
International  Funds and Portfolios - Principal  Investment  Strategies" (on page 3) was revised effective October 23, 2000 by deleting the first sentence and replacing it with the following:

         The ASAF  Founders  International  Small  Capitalization  Fund  normally  invests  primarily in securities issued by foreign  companies  that have market  capitalizations  of $1.5 billion or less (this maximum may be revised from time to time based on stock market valuations and industry standards).

         In  addition,  the  section  of the  prospectus  entitled  "Investment  Programs  of  the  Funds  - ASAF  Founders
International Small Capitalization Fund - Principal Investment Policies and Risks" (on page 31) was revised similarly.

                                         ASAF Neuberger Berman Mid-Cap Value Fund

         S. Basu Mullick is no longer  serving as a portfolio  manager for the ASAF  Neuberger  Berman  Mid-Cap Value Fund.
Accordingly,  the section of the  prospectus  entitled  "Management  of the Funds - The  Sub-advisors  -  Neuberger  Berman
Management Inc." (on page 87) is revised by deleting the third paragraph and replacing it with the following:

         Robert I. Gendelman is primarily  responsible for the day-to-day  management of the ASAF Neuberger  Berman
         Mid-Cap Value Fund.  Mr.  Gendelman has been with NB Management  since 1994,  where he is currently a Vice
         President.